UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Harvard Bioscience, Inc.

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Your Vote Counts! HARVARD BIOSCIENCE, INC. 84 OCTOBER HILL ROAD HOLLISTON, MA 01746 - 1371 HARVARD BIOSCIENCE, INC. 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET You invested in HARVARD BIOSCIENCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 18, 2021 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/HBIO2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D44458 - P52334

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. V oting Items Board Recommends D44459 - P52334 1. Election of Director Nominee: 1) Alan Edrick For 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 3. Adoption and approval of the Harvard Bioscience, Inc. 2021 Incentive Plan. For 4. Approval, by a non - binding advisory vote, of the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

HARVARD BIOSCIENCE, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746-1371

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HBIO2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D44438-P52334 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HARVARD BIOSCIENCE, INC.

The Board of Directors recommends you vote FOR the following:

		For All	Withhold All	For All Except
1.	Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Alan Edrick

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

		For	Against	Abstain
2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐
3.	Adoption and approval of the Harvard Bioscience, Inc. 2021 Incentive Plan.	☐	☐	☐
4.	Approval, by a non-binding advisory vote, of the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D44439 - P52334 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com. HARVARD BIOSCIENCE, INC. Annual Meeting of Stockholders May 18, 2021 at 11:00 AM, EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) James Green and Michael A . Rossi, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Harvard Bioscience, Inc . that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11 : 00 AM, EDT on May 18 , 2021 . Due to the public health impact of the coronavirus outbreak (COVID - 19 ) and to support the health and well - being of our partners and stockholders, the Annual Meeting will be held by virtual meeting only . You will not be able to attend the Annual Meeting in person . To be admitted to the Annual Meeting at www . virtualshareholdermeeting . com/HBIO 2021 , you must enter the control number found on your proxy card, voting instruction form or notice you previously received . You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side